UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

Tevogen Bio Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41002	85-1284695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Independence Boulevard, Suite #410
Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 838-6436

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	TVGN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	TVGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K filed on February 14, 2024 (the “Original 8-K”) by Tevogen Bio Holdings Inc. (the “Company”) to add certain additional information, including in connection with the consummation of the business combination (the “Business Combination”) between Semper Paratus Acquisition Corporation (“Semper Paratus”) and Tevogen Bio Inc pursuant to which a subsidiary of Semper Paratus merged with and into Tevogen Bio Inc and Semper Paratus was renamed Tevogen Bio Holdings Inc. The information under Item 1.01 and Item 8.01 below is incorporated by reference into “Certain Relationships and Related Transactions, and Director Independence” in the Original 8-K. Except as amended by this Amendment, the Original 8-K remains unchanged.

Item 1.01 Entry Into a Material Definitive Agreement.

Series A Preferred Stock Purchase Agreement

On February 14, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an investor pursuant to which the investor agreed to purchase shares of Series A Preferred Stock of the Company for an aggregate purchase price of $8.0 million, payable in two installments, with the first $2.0 million due February 15, 2024, and the remaining $6.0 million due by March 16, 2024.

The shares of Series A Preferred Stock will be convertible into a total of 2,000,000 shares of the Company’s common stock at the election of the holder. The Series A Preferred Stock will be subject to a call right providing the Company the right to call the stock if the volume weighted average price of the common stock for the 20 days prior to delivery of the call notice is greater than $5.00 per share and there is an effective resale registration statement on file covering the underlying common stock. The Series A Preferred Stock will be non-voting, will have no mandatory redemption, and will carry an annual 5% cumulative dividend, increasing by 2% each year. The Company also agreed that so long as the Series A Preferred Stock is outstanding, the Company will not, without the written consent of the holders of 50.1% of the Series A Preferred Stock, amend, alter, or repeal any provision of the Company’s certificate of incorporation or bylaws in a manner adverse to the Series A Preferred Stock.

The Series A Preferred Stock is being sold in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (“Section 4(a)(2)”). The investor in the Series A Preferred Stock is an entity associated with Dr. Manmohan Patel, an existing investor in the Company and beneficial owner of more than 5% of the Company’s common stock.

Assignment and Assumption Agreement

In connection with the consummation of the Business Combination, Semper Paratus entered into an agreement as of February 14, 2024 with SSVK Associates, LLC (“SSVK”), which was Semper Paratus’ sponsor, pursuant to which Semper Paratus assigned to SSVK and SSVK agreed to assume certain liabilities and obligations, including liabilities and obligations that would become liabilities and obligations of the Company as a result of the Business Combination, in the aggregate amount of more than $4.2 million, in consideration for the issuance of preferred stock of the Company (the “Series B Preferred Stock”).

The Series B Preferred Stock will be non-voting, non-convertible, callable by the Company at any time, and will pay a 3.5% quarterly dividend beginning March 21, 2024. Any dividend will be paid by the Company on behalf of SSVK to the creditors to which the assumed liabilities and obligations are owed, pro rata in accordance with those liabilities and obligations. The dividend rate will increase by 0.25% each month that the Series B Preferred Stock remains outstanding after the first 30 days after its issuance, but in no event will increase to more than 7.5% per quarter.

The Series B Preferred Stock will be issued pursuant to the exemption from registration under Section 4(a)(2). SSVK was the beneficial owner of more than 5% of the Company’s common stock as of consummation, and Suren Ajjarapu, managing member of SSVK, is a member of the Company’s board of directors.

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Item 3.02 Unregistered Sales of Equity Securities.

On February 14, 2024, the Company issued an aggregate of 600,000 shares of common stock to two financial institutions in consideration for the provision of capital markets advisory services. The shares were issued pursuant to the exemption from registration under Section 4(a)(2).

Reference is also made to the disclosure set forth under Items 1.01 and 8.01 of this Report, which is incorporated by reference into this Item 3.02.

Item 8.01 Other Information.

On February 14, 2024, Semper Paratus entered into agreements with SSVK and Mr. Ajjarapu pursuant to which (i) SSVK agreed to convert $1.5 million in principal amount of loans that it made to Semper Paratus (the “SSVK Conversion”) and (ii) Mr. Ajjarapu agreed to convert $240,000 in principal amount of loans that he made to SSVK, which funds had then been passed along to Semper Paratus, into shares of Semper Paratus common stock at a conversion price of $10 per share of Semper Paratus common stock, following which the loans were terminated and deemed to be of no further force or effect. The shares were issued pursuant to the exemption from registration under Section 4(a)(2). In connection with the SSVK Conversion, the obligation of the Company to pay $2.0 million to SSVK in connection with closing of the Business Combination pursuant to the merger agreement entered into in connection with the Business Combination was deemed to be waived with respect to all but $500,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.11†	Assignment and Assumption Agreement, dated as of February 14, 2024, by and between Semper Paratus Acquisition Corporation and SSVK Associates, LLC.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tevogen Bio Holdings Inc.

Date: February 20, 2024	By:	/s/ Ryan Saadi
	Name:	Ryan Saadi
	Title:	Chief Executive Officer

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